MBAF

MORRISON BROWN ARGIZ & FARRA, LLP

CERTIFIED PUBLIC ACCOUNTANTS AND CONSULTANTS

September 10, 2008

Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549-6561

We have been furnished with a copy of the response to Item 4.01 of Form 8-K for the event that occurred on August 25, 2008, to be filed by our former client, All State Properties Holdings, Inc. We agree with the statements made in response to that Item insofar as they relate to our Firm.

Very truly yours,

MORRISON, BROWN, ARGIZ & FARRA, LLP

Frank Gonzalez, CPA
For The Firm